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                                                                    EXHIBIT 23.7



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 27, 1999, included in RailTex, Inc.'s Annual Report on Form 10-K (File No. 000-22552) for the fiscal year ended December 31, 1998, and to all references to our firm included in this Registration Statement.


                                        ARTHUR ANDERSEN LLP


San Antonio, Texas
December 23, 1999